Commitments and contingencies	12 Months Ended
Mar. 31, 2019
Disclosure Of Commitments And Contingencies [Abstract]
Commitments and contingencies
22.	Commitments and contingencies:
(a)	Commitments:
(i)

As at September 30, 2016, Neptune has entered into an exclusive commercial agreement for a speciality ingredient for a period of 11 years (refer to note 12). According to this agreement, Neptune has to pay royalties on sales. To maintain the exclusivity, Neptune must reach minimum annual volumes of sales for the duration of the agreement for which minimum volumes are being reached. The corresponding total remaining amount of minimum royalties is $5,721,662 (US$4,286,210). On November 2, 2017, Neptune has entered into another exclusive commercial agreement for the same speciality ingredient in combination with cannabinoids coming from cannabis or hemp for a period of 11 years with minimum annual volumes of sales starting in 2019 corresponding to total royalties of $1,560,000 to maintain the exclusivity.

(ii)

On December 21, 2018, Neptune entered into a 5 year IP licencing and capsule agreement with Lonza. All royalties based on net sales of capsules greater than the minimum volume requirements will be recorded as incurred in cost of goods sold.

(iii)

Capital expenditures of $4,800,000 were approved by the Board for Phase 2 capacity expansion. As at March 31, 2019, Neptune signed various capital expenditure contracts related to this second investment amounting to $3,972,395 of which $2,155,708 has been paid and $324,706 is included in trade and other payable. As part of the capsule agreement with Lonza (refer to note 12), capital expenditures were required at the Sherbrooke facility to install the hardshell capsule equipment. The total expenditure amounts to $866,538 of which $112,200 has been paid and $723,389 is included in trade and other payable.

(iv)

During the year ended March 31, 2019, the Corporation has entered into a contract for security of its cannabis manufacturing facility. This contract will give rise to annual expense of approximately $172,000 for the next 5 years.

(v)

As at March 31, 2019, the Corporation has signed a prepayment agreement with a supplier of hemp extracts and agreements with various partners to execute research and development projects for a total amount of $1,171,000.

(b)	Contingencies:

In the normal course of operations, the Corporation is involved in various claims and legal proceedings. The most significant of which are ongoing are as follows:

(i)

Under the terms of an agreement entered into with a corporation controlled by the Former CEO of the Corporation, the Corporation should pay royalties of 1% of its revenues in semi-annual instalments, for an unlimited period. The terms of this agreement are being disputed (refer to note 11).

(ii)

The Corporation initiated arbitration in August 2014 against a krill oil customer that owed approximately $4,939,130 (US$3,700,000). The full amount of trade receivable has been written-off in February 2015. This customer is counterclaiming a sum in damages. During the year ended March 31, 2019, the counterclaim amount was amended to $190 million (AUD$201 million). The Corporation intends to continue to pursue its claim for unpaid receivable and to vigorously defend against this amended counterclaim. Arbitration is currently scheduled for hearing in July 2019.

The outcome of these claims and legal proceedings against the Corporation cannot be determined with certainty and is subject to future resolution, including the uncertainties of litigation. Based on currently available information, the Corporation has recognised a provision of $2,130,074 (refer to note 11) and nil, respectively, for the above claims as of March 31, 2019.